EXHIBIT 24

POWER OF ATTORNEY

        The undersigned, a Director of Taubman Centers, Inc., a Michigan corporation (the “Company”), does hereby constitute and appoint Robert S. Taubman and Lisa A. Payne and each of them, with full power of substitution, as his true and lawful attorney and agent to execute in his name and on his behalf, as a Director of the Company, the Company’s Annual Report on Form 10-K for the year ended December 31, 2002, and any and all amendments thereto, to be filed with the Securities and Exchange Commission (the “Commission”) pursuant to the Securities Exchange Act of 1934, as amended (the “Act”), and any and all instruments that such attorneys and agents, or either of them, may deem necessary or advisable to enable the Company to comply with the Act and the rules, regulations, and requirements of the Commission. The undersigned does hereby ratify and confirm as his own act and deed all that such attorneys and agents, and each of them, shall do or cause to be done by virtue hereof. Each such attorney or agent shall have, and may exercise, all of the powers hereby conferred.

        IN WITNESS WHEREOF, the undersigned has hereunto subscribed his signature this 24th day of March, 2003.

/s/ Graham T. Allison Graham T. Allison

EXHIBIT 24

POWER OF ATTORNEY

        The undersigned, a Director of Taubman Centers, Inc., a Michigan corporation (the “Company”), does hereby constitute and appoint Robert S. Taubman and Lisa A. Payne and each of them, with full power of substitution, as his true and lawful attorney and agent to execute in his name and on his behalf, as a Director of the Company, the Company’s Annual Report on Form 10-K for the year ended December 31, 2002, and any and all amendments thereto, to be filed with the Securities and Exchange Commission (the “Commission”) pursuant to the Securities Exchange Act of 1934, as amended (the “Act”), and any and all instruments that such attorneys and agents, or either of them, may deem necessary or advisable to enable the Company to comply with the Act and the rules, regulations, and requirements of the Commission. The undersigned does hereby ratify and confirm as his own act and deed all that such attorneys and agents, and each of them, shall do or cause to be done by virtue hereof. Each such attorney or agent shall have, and may exercise, all of the powers hereby conferred.

        IN WITNESS WHEREOF, the undersigned has hereunto subscribed his signature this 24th day of March, 2003.

/s/ Allan J. Bloostein Allan J. Bloostein

EXHIBIT 24

POWER OF ATTORNEY

        The undersigned, a Director of Taubman Centers, Inc., a Michigan corporation (the “Company”), does hereby constitute and appoint Robert S. Taubman and Lisa A. Payne and each of them, with full power of substitution, as his true and lawful attorney and agent to execute in his name and on his behalf, as a Director of the Company, the Company’s Annual Report on Form 10-K for the year ended December 31, 2002, and any and all amendments thereto, to be filed with the Securities and Exchange Commission (the “Commission”) pursuant to the Securities Exchange Act of 1934, as amended (the “Act”), and any and all instruments that such attorneys and agents, or either of them, may deem necessary or advisable to enable the Company to comply with the Act and the rules, regulations, and requirements of the Commission. The undersigned does hereby ratify and confirm as his own act and deed all that such attorneys and agents, and each of them, shall do or cause to be done by virtue hereof. Each such attorney or agent shall have, and may exercise, all of the powers hereby conferred.

        IN WITNESS WHEREOF, the undersigned has hereunto subscribed his signature this 24th day of March, 2003.

/s/ Jerome A. Chazen Jerome A. Chazen

EXHIBIT 24

POWER OF ATTORNEY

        The undersigned, a Director of Taubman Centers, Inc., a Michigan corporation (the “Company”), does hereby constitute and appoint Robert S. Taubman and Lisa A. Payne and each of them, with full power of substitution, as his true and lawful attorney and agent to execute in his name and on his behalf, as a Director of the Company, the Company’s Annual Report on Form 10-K for the year ended December 31, 2002, and any and all amendments thereto, to be filed with the Securities and Exchange Commission (the “Commission”) pursuant to the Securities Exchange Act of 1934, as amended (the “Act”), and any and all instruments that such attorneys and agents, or either of them, may deem necessary or advisable to enable the Company to comply with the Act and the rules, regulations, and requirements of the Commission. The undersigned does hereby ratify and confirm as his own act and deed all that such attorneys and agents, and each of them, shall do or cause to be done by virtue hereof. Each such attorney or agent shall have, and may exercise, all of the powers hereby conferred.

        IN WITNESS WHEREOF, the undersigned has hereunto subscribed his signature this 24th day of March, 2003.

/s/ S. Parker Gilbert S. Parker Gilbert

EXHIBIT 24

POWER OF ATTORNEY

        The undersigned, a Director of Taubman Centers, Inc., a Michigan corporation (the “Company”), does hereby constitute and appoint Robert S. Taubman and Lisa A. Payne and each of them, with full power of substitution, as his true and lawful attorney and agent to execute in his name and on his behalf, as a Director of the Company, the Company’s Annual Report on Form 10-K for the year ended December 31, 2002, and any and all amendments thereto, to be filed with the Securities and Exchange Commission (the “Commission”) pursuant to the Securities Exchange Act of 1934, as amended (the “Act”), and any and all instruments that such attorneys and agents, or either of them, may deem necessary or advisable to enable the Company to comply with the Act and the rules, regulations, and requirements of the Commission. The undersigned does hereby ratify and confirm as his own act and deed all that such attorneys and agents, and each of them, shall do or cause to be done by virtue hereof. Each such attorney or agent shall have, and may exercise, all of the powers hereby conferred.

        IN WITNESS WHEREOF, the undersigned has hereunto subscribed his signature this 24th day of March, 2003.

/s/ Peter Karmanos, Jr. Peter Karmanos, Jr.